Loton, Corp.

and

Obar Camden Holdings Limited

Index to the Pro Forma Combined Financial Statements

(Unaudited)

Contents	Page(s)

Pro Forma Combined Balance Sheet at April 30, 2014	P-2

Pro Forma Combined Statement of Operations and Other Comprehensive Income (Loss) for the Fiscal Year Ended April 30, 2014	P-3

Notes to the Pro Forma Combined Financial Statements	P-4

Loton Corp. and Obar Camden Holdings Limited

Pro Forma Combined Balance Sheet

April 30, 2014

(Unaudited)

	Historical			Pro Forma
	Loton Corp.	Obar Camden Holdings Limited		Adjustments	Combined

ASSETS
CURRENT ASSETS:
Cash	$62,637	$731,208		$-	$793,845
Prepaid management service - related party	60,000	-			60,000
Accounts receivable		148,452			148,452
Inventories		67,252			67,252
Prepayments and other current assets	-	562,318		-	562,318
Deferred taxes		40,772			40,772

Total current assets	122,637	1,550,002		-	1,672,639

PROPERTY, PLANT AND EQUIPMENT
Office equipment	11,094	429,785			440,879
Leasehold improvements		1,379,677			1,379,677
Production and entertainment equipment		1,457,955			1,457,955
Accumulated depreciation	(3,013)	(2,104,610)			(2,107,623)

Office equipment, net	8,081	1,162,807		-	1,170,888

INTANGIBLE ASSETS
Trademarks	-	16,484			16,484
Website development costs	-	38,381			38,381
Accumulated amortization	-	(43,325)			(43,325)

Intangible assets, net	-	11,540		-	11,540

Total Assets	$130,718	$2,724,349		$-	$2,855,067

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$661,267	812,470		$-	$1,473,737
Income tax payable		87,946			87,946
Accrued interest on notes payable - related party	45,990	-		-	45,990
Notes payable - related party	500,000	-		-	500,000
VAT tax payable and payroll liabilities	-	180,664		-	180,664
Advances from related party	-	8,161		-	8,161
Current portion of deferred rent		91,246			91,246

Total current liabilities	1,207,257	1,180,487		-	2,387,744

LONG-TERM LIABILITIES
Deferred rent	-	1,267,445			1,267,445
Non-current management service obligation - related party	861,118	-		-	861,118

Total long-term liabilities	861,118	1,267,445		-	2,128,563

Total liabilities	2,068,375	2,447,932		-	4,516,307

COMMITMENTS AND CONTENGENCIES

EQUITY (DEFICIT):

LOTON CORP'S STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock par value $0.001: 1,000,000 shares authorized; none issued or outstanding	-			-	-
Common stock par value $0.001: 75,000,000 shares authorized; 8,576,666 shares issued and outstanding 37,576,666 shares issued and outstanding - Pro Forma	8,576	7,861	(1)	29,000	37,576
			(3)	(3,930)
			(4)	(3,931)
Additional paid-in capital	3,726,802	(7,858	)(1)	(29,000)	(1,975,231)
			(3)	3,929
			(4)	3,931
			(2)	(5,673,035)

Retained earnings (accumulated deficit)	(5,673,035)	320,051	(2)	5,673,035	160,026
			(3)	(160,025)

Acumulated other comprehensive income (income):
Foreign currency translation gain (loss)		(43,637)			(21,819)
			(3)	21,818

Total Loton Corp's Stockholders' Equity (Deficit)	(1,937,657)	276,417		(138,208)	(1,799,448)

NON-CONTROLLING INTEREST
Capital stock			(3)	3,930	3,930
Additional paid-in capital			(3)	(3,929)	(3,929)
Retained earnings (accumulated deficit)			(3)	160,025	160,025
Acumulated other comprehensive income (income):
Foreign currency translation gain (loss)			(3)	(21,818)	(21,818)

Total Non-controlling interest	-	-		138,208	138,208

Total Equity (Deficit)	(1,937,657)	276,417		-	(1,661,240)

Total Liabilities and Equity (Deficit)	$130,718	$2,724,349		$-	$2,855,067

(1)To reflect the issuance of 29,000,000 shares of Loton Corp. common stock for the acquisition of the 50% of the issued and outstanding capital stock of OBAR Camden Holdings Limited;

(2) To reclassify Loton, Corp accumulated deficit to additional paid-in capital;

(3) To reclassify 50% of OBAR Camden Holdings Limited equity to non-controlling interest;

(4) To reclassify OBAR Camden Holdings Limited capital stock to additional paid-in capital.

See accompanying notes to the pro forma combined financial statements.

P-2

Loton Corp. and Obar Camden Holdings Limited

Pro Forma Combined Statement of Operations

For the Fiscal Year Ended April 30, 2014

(Unaudited)

	Historical		Pro Forma
	Loton Corp.	Obar Camden Holdings Limited	Adjustments	Combined
	For the Fiscal Year	For the Fiscal Year
	Ended	Ended
	April 30, 2014	March 31, 2014

Net revenue	$-	$6,958,850	$-	$6,958,850

Cost of revenue	-	1,020,462	-	1,020,462

Gross margin	-	5,938,388	-	5,938,388

Operating expenses
Selling expensens	-	275,668		275,668
Salary and wages		1,225,061		1,225,061
Consulting fees	1,248,795	-		1,248,795
Management services - related party	720,864	904,785		1,625,649
Professional fees	895,074	-		895,074
General and administrative expenses	456,026	3,205,269		3,661,295

Total operating expenses	3,320,759	5,610,783	-	8,931,542

Income (loss) from operations	(3,320,759)	327,605	-	(2,993,154)

Other (income) expense
Impairment of notes receivable	50,000	-	-	50,000
Interest expense	28,582	-	-	28,582

Other (income) expense, net	78,582	-	-	78,582

Income (loss) before income tax provision	(3,399,341)	327,605	-	(3,071,736)

Income tax provision	-	83,932	-	83,932

Loss from continuing operations	(3,399,341)	243,673	-	(3,155,668)

Loss from operation of discontinued operations, net of tax	-	-	-	-
Loss from sale of discontinued operations, net of tax	-	-	-	-

Net income (loss)
Net loss before non-controlling interest	(3,399,341)	243,673	-	(3,155,668)
Net income attributable to non-controlling interest		(5)	121,836	121,836

Net loss attributable to LOTON CORP's stockholders	(3,399,341)	243,673	(121,836)	(3,277,504)

Other comprehensive income (loss)
FX translation income before non-controlling interest	-	13,510	-	13,510
FX translation income attributable to non-controlling interest	-	(5)	6,755	6,755

Other comprehensive income attributable to Loton Corp's stockholders	-	13,510	(6,755)	6,755

Comprehensive income (loss)	$(3,399,341)	$257,183	$(128,591)	$(3,270,749)

Ner income (loss) per common share - basic and diluted	$(0.43)	$-		$(0.09)

Weighted average common shares outstanding - basic and diluted	7,914,137	-	29,000,000	36,914,137

(5) To reclassify 50% of current period earnings of OBAR Camden Holdings Limited equity to non-controlling interest.

See accompanying notes to the pro forma combined financial statements.

P-3

Loton, Corp

and

Obar Camden Holdings Limited

As of and for the fiscal year ended April 30, 2014

Notes to the Pro Forma Combined Financial Statements

(Unaudited)

Note 1 - Organization and Operations

Loton, Corp

Loton, Corp (“Loton”) was incorporated under the laws of the State of Nevada on December 28, 2009. Loton intended to provide 3D rendering, animation and architectural visualization services to architects, builders, advertising agencies, interior designers, home renovators, home owners and various sectors which have need of 3D visualization in North America prior to the consummation of the Merger Agreement.

Obar Camden Holdings Limited

Obar Camden Holdings Limited ("OCHL") was incorporated on October 17, 2012 under the laws of the United Kingdom. OCHL was formed by the same stockholders of Obar Camden Ltd. for the sole purpose of acquiring all of the registered and contributed capital of Obar Camden Ltd. Upon formation, OCHL issued ten (10) shares of the newly formed corporation’s ordinary shares to a significant stockholder of Obar Camden Ltd. No value was given to the shares issued, therefore, the shares were recorded to reflect the £0.50 par value and paid in capital was recorded as a negative amount of (£0.50).

Prior to November 20, 2012, the date of recapitalization, OCHL was inactive and had no assets or liabilities.

Obar Camden Ltd.

Obar Camden Ltd. ("Obar Camden" or "OCL") was incorporated on November 13, 2003 under the laws of the United Kingdom. Obar Camden engages in the operations of a nightclub and live music venue trading as KOKO in Camden, London.

Merger of Obar Camden Ltd.

On November 20, 2012, OCHL acquired all of the issued and outstanding ordinary shares of Obar Camden from its then stockholders in exchange for 97,746 shares of Obar Camden’s ordinary shares. The number of shares issued represented 99.99% of the issued and outstanding ordinary shares immediately after the consummation of the Obar Camden acquisition.

As a result of the ownership interests of the former stockholder of Obar Camden, for financial statement reporting purposes, the merger between OCHL and Obar Camden has been treated as a reverse acquisition with Obar Camden deemed the accounting acquirer and OCHL deemed the accounting acquiree under the acquisition method of accounting in accordance with section 805-10-55 of the FASB Accounting Standards Codification. The reverse merger is deemed a capital transaction and the net assets of Obar Camden (the accounting acquirer) are carried forward to OCHL (the legal acquirer and the reporting entity) at their carrying value before the acquisition. The acquisition process utilizes the capital structure of OCHL and the assets and liabilities of Obar Camden which are recorded at historical cost. The equity of the combined entity is the historical equity of Obar Camden retroactively restated to reflect the number of shares issued by OCHL in the transaction.

Acquisition of Obar Camden Holdings Limited

On April 28, 2014, Loton Corp. consummated an Agreement and Plan of Merger (the “Merger Agreement”), by and among Loton, Loton Acquisition Sub I, Inc., a Delaware corporation (“Acquisition Sub”) and KoKo (Camden) Holdings (US), Inc. (“KoKo Parent”), a Delaware corporation and wholly-owned subsidiary of JJAT Corp. (“JJAT”), a Delaware corporation wholly-owned by Robert Ellin, the Company’s Chief Executive Officer, Director and controlling shareholder (“Mr. Ellin”), and his affiliates (the “Merger”). As a result of the Merger, KoKo Parent became a wholly-owned subsidiary of Loton, and Loton’s primary business became that of KoKo Parent and its subsidiaries, KoKo (Camden) Limited, a private limited company registered in England and Wales (“KoKo UK”) which owns 50% of OBAR Camden Holdings Limited, a private limited company registered in England and Wales (“OCHL”) which in turn wholly-owns its operating subsidiary OBAR Camden Limited, a private limited company registered in England and Wales (“OCL”). Upon the closing of the Merger, pursuant to the terms of the Merger Agreement, KoKo Parent’s former sole shareholder, JJAT, received 29,000,000 shares of Loton’s common stock, or approximately 77.2% of the issued and outstanding common stock immediately after the consummation of the Merger Agreement.

P-4

As a result of the controlling financial interest of the former stockholder of OCHL, for financial statement reporting purposes, the merger between the Company and OCHL has been treated as a reverse acquisition with OCHL deemed the accounting acquirer and the Company deemed the accounting acquiree under the acquisition method of accounting in accordance with section 805-10-55 of the FASB Accounting Standards Codification. The reverse acquisition is deemed a capital transaction and the net assets of OCHL (the accounting acquirer) are carried forward to the Company (the legal acquirer and the reporting entity) at their carrying value before the acquisition.  The acquisition process utilizes the capital structure of the Company and the assets and liabilities of OCHL which are recorded at their historical cost.  The equity of the Company is the historical equity of OCHL, taking into consideration of 50% non-controlling interest, retroactively restated to reflect the number of shares issued by the Company in the transaction.

NOTE 2 - Basis of Pro Forma Presentation

Assumptions of Pro Forma Combined Financial Statements

The accompanying pro forma combined balance sheet as of April 30, 2014 and the pro forma combined statement of operations for the fiscal year then ended are based on the historical financial statements of Loton and OCHL after giving effect to Loton’s acquisition of a 50% of the issued and outstanding capital stock of OCHL using the acquisition method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of May 1, 2013 for the balance sheet and statement of operations for pro forma financial statements purposes.

The pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations in future periods or the results that actually would have been realized had Loton and OCHL been a combined company during the specified periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with OCHL’s historical financial statements as of March 31, 2014 and for the fiscal year then ended included elsewhere as an exhibit in this Current Report on Form 8-K/A as filed with the United States Securities and Exchange Commission (“SEC”) herewith and Loton’s historical financial statements as of April 30, 2014 and for the fiscal year then ended to be included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2014 to be filed with the SEC.

The pro forma combined financial statements do not purport to represent what the results of operations or financial position of Loton would actually have been had the merger in fact occurred as of May 1, 2013, nor do they purport to project the results of operations or financial position of Loton for any future period or as of any date, respectively.

These pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between Loton and OCHL since such amounts, if any, are not presently determinable.

P-5

NOTE 3 - Pro Forma Adjustments

Acquisition of 50% of the capital stock of Obar Camden Holdings Limited

The accompanying pro forma combined financial statements have been prepared as if the acquisition was completed on May 1, 2013 for balance sheet purposes and for statement of operations purposes and reflect the following pro forma adjustments:

1) To reflect issuance of 29,000,000 shares of the Company's common stock to the members of JJAT for the acquisition of a 50% of the issued and outstanding limited liability company equity interest of Obar Camden Holdings Limited upon acquisition

Common stock: $0.001 par value	(29,000)

Additional paid-in capital	29,000

2) To reclassify Loton, Corp accumulated deficit to additional paid-in capital

Additional Paid in Capital	5,673,035

Accumulated deficit	(5,673,035)

3) To reclassify 50% of the equity of Obar Camden Holdings Limited to non-controlling interest

Common stock	3,930

Non-controlling interest – Capital stock	(3,930)

Additional paid-in capital	(3,929)

Non-controlling interest – Additional paid-in capital	3,929

Retained earnings	160,025

Non-controlling interest – Retained earnings	(160,025)

Foreign currency translation gain (loss)	(21,818)

Non-controlling interest – Foreign currency translation gain (loss)	21,818

4) To reclassify the remaining 50% of capital stock of Obar Camden Holdings Limited to additional paid-in capital

Common stock	3,931

Non-controlling interest – Capital stock	(3,931)

5) To reclassify 50% of the current period earnings of Obar Camden Holdings Limited to non-controlling interest

Retained earnings	121,836

Non-controlling interest – Retained earnings	(121,836)

Foreign currency translation gain (loss)	6,755

Non-controlling interest – Foreign currency translation gain (loss)	(6,755)

P-6